UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

The Dreyfus Fund Incorporated

ANNUAL REPORT December 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Fund Incorporated	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2018 through December 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor market encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks began to consider monetary tightening. Both U.S. and non-U.S. equity markets remained on an uptrend. Interest rates rose across the yield curve, putting pressure on bond prices.

A few months into the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, other developed markets began to weaken. However, robust growth and strong corporate earnings continued to support U.S. stock returns while other developed markets declined throughout the summer. In the fall, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness. Global equities continued their general decline through the end of the period.

Fixed income markets struggled during the first half of the period as interest rates rose and favorable U.S. equity markets fed investor risk appetites. However, in autumn volatility crept in, the yield curve began a flattening trend that continued through the end of December. As long-term debt yields fell, prices rose for many bonds, leading to moderately positive returns for several fixed income market sectors.

Despite continuing political variables, U.S. inflationary pressures and flagging growth rates, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that point to potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

January 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through December 31, 2018, as provided by Elizabeth Slover, David Sealy, Leigh Todd, and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2018, The Dreyfus Fund Incorporated produced a total return of -1.20%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of -4.38% for the same period.2

High levels of market volatility, exacerbated by international trade conflicts and concerns about slowing global growth, constrained stock market gains during the reporting period. The fund outperformed the Index largely due to favorable sector allocation and security selection in the information technology, health care and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies. The fund may invest up to 20% of its assets in foreign securities. In choosing stocks, we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio comprised of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We attempt to measure a security’s intrinsic value by analyzing “real” data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.) and also select stocks based on value, growth and financial profile.

Stocks Sold Off Late in the Year

Stocks encountered heightened levels of market volatility during the reporting period in response to rapidly shifting investor sentiment. Domestic economic expansion and the passage of major, business-friendly tax reforms drove stocks sharply higher in January 2018, enabling the Index to reach new record highs. In February, however, stocks plunged as volatility soared in response to rising wage pressures, which along with other indicators, signaled a possible uptick in inflation. Although the market recovered ground as these concerns eased through the rest of February, March saw another decline due to escalating trade tensions between the United States and its trading partners.

Positive U.S. economic data continued to materialize during the second half of the reporting period. Although stocks gradually recovered, the market’s advance was limited by concerns related to tariffs imposed by the U.S. government on Chinese imports, followed by Chinese retaliation and the threat of additional tariffs.

Concerns about a softening global economy, weaker growth in earnings and ongoing trade tensions led to a sell-off of stocks late in the reporting period, with the industrials, materials, and energy sectors being hit particularly hard. In contrast, health care and utilities stocks fared relatively well.

Sector Allocation and Stock Selection Drove Fund Outperformance

Among information technology stocks, the fund benefited especially from an overweight to the software industry and from a position in Salesforce.com, which continues to gain from robust business spending. The fund’s position in Microsoft also added to performance as the company

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

continues to execute well, particularly in its cloud-based business. Broadcom reported steady results and guided for the full fiscal year in line to slightly ahead, buoying the stock. The fund’s position in Cisco Systems, a communications equipment company, also added to performance as the company continues to take advantage of strong business investment in technology. In the health care sector, Boston Scientific, an equipment-and-supply company, reported continuing success with its heart stent business while UnitedHealth Group, a health care provider, gained from strong business execution. The fund’s performance also benefited from its positions in industrials companies that held up better than the sector as a whole. These included Honeywell International, an industrial conglomerate, and Fortive, a manufacturer of scientific and technical instruments.

On a more negative note, the fund’s performance was hindered somewhat by stock selection in the capital markets industry, but the primary drag on performance was the energy sector, especially a position in Halliburton, an oil field services company. The company’s earnings were negatively impacted by a large decline in oil prices during the reporting period.

Positioned for Further Gains

We believe the U.S. economy’s continued health sets the stage for ongoing strength in business investment, which is likely to benefit the information technology sector. This is a multi-year trend that is present across economic sectors and includes 5G, blockchain, data management, cybersecurity and cloud-based applications. We also remain positive on the U.S. consumer, though the effects of the tax cuts are likely to wane somewhat, and prices on consumer goods could rise as a result of tariffs on Chinese goods. In this sector, we are focused on companies with secular growth stories, particularly related to digital technologies. We are also positive about the health care sector, especially larger pharmaceutical companies which enjoy pricing power. On the other hand, we believe the industrials sector, which is heavily dependent on economic growth, will continue to struggle given that global growth may slow. This sector may also face rising costs as U.S. wages continue to rise.

As of the end of the reporting period, we positioned the fund to benefit from constructive market conditions through an overweight to the information technology and health care sectors. Conversely, we have an underweight to the consumer staples sector because we believe the overall market is not in a risk-off environment. We also have an underweight to the interactive media industry given its high valuations.

January 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in The Dreyfus Fund Incorporated shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/18
	1 Year	5 Years	10 Years
Fund	-1.20%	7.30%	12.14%
S&P 500® Index	-4.38%	8.49%	13.11%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from July 1, 2018 to December 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2018

Expenses paid per $1,000†	$3.55
Ending value (after expenses)	$956.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2018

Expenses paid per $1,000†	$3.67
Ending value (after expenses)	$1,021.58

† Expenses are equal to the fund’s annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 7.0%
JPMorgan Chase & Co.	353,746		34,532,685
PNC Financial Services	196,090		22,924,882
U.S. Bancorp	465,253		21,262,062
			78,719,629
Capital Goods - 6.5%
Fortive	335,238		22,682,203
Honeywell International	215,316		28,447,550
Raytheon	148,107		22,712,208
			73,841,961
Consumer Services - 3.7%
Las Vegas Sands	248,937		12,957,171
McDonald's	161,500		28,677,555
			41,634,726
Diversified Financials - 3.1%
Ameriprise Financial	154,917		16,168,687
CBOE Holdings	193,876		18,966,889
			35,135,576
Energy - 4.2%
EOG Resources	234,956		20,490,513
Halliburton	268,579		7,138,830
Valero Energy	269,947		20,237,927
			47,867,270
Food & Staples Retailing - 3.0%
Costco Wholesale	75,127		15,304,121
Walmart	201,622		18,781,089
			34,085,210
Food, Beverage & Tobacco - 2.6%
PepsiCo	265,400		29,321,392
Health Care Equipment & Services - 10.1%
Abbott Laboratories	431,791		31,231,443
Boston Scientific	685,892	[a]	24,239,423
CVS Health	367,241		24,061,630
UnitedHealth Group	142,006		35,376,535
			114,909,031
Insurance - 3.1%
Progressive	585,244		35,307,771
Materials - 3.4%
Ecolab	128,417		18,922,245
Linde	121,865	[b]	19,015,815
			37,938,060

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Media & Entertainment - 3.7%
Alphabet, Cl. C	40,644	[a]	42,091,333
Pharmaceuticals Biotechnology & Life Sciences - 8.4%
Biogen	54,051	[a]	16,265,027
Illumina	59,700	[a]	17,905,821
Johnson & Johnson	187,517		24,199,069
Merck & Co.	487,608		37,258,127
			95,628,044
Retailing - 6.6%
Amazon.com	34,520	[a]	51,848,004
O'Reilly Automotive	65,780	[a]	22,650,027
			74,498,031
Semiconductors & Semiconductor Equipment - 4.7%
Broadcom	81,779		20,794,764
Texas Instruments	177,980		16,819,110
Xilinx	178,732		15,222,604
			52,836,478
Software & Services - 14.4%
Adobe	54,000	[a]	12,216,960
International Business Machines	161,262		18,330,652
Microsoft	542,447		55,096,342
PayPal Holdings	211,079	[a]	17,749,633
salesforce.com	186,329	[a]	25,521,483
Visa, Cl. A	260,788	[b]	34,408,369
			163,323,439
Technology Hardware & Equipment - 5.5%
Apple	201,201		31,737,446
Cisco Systems	697,551		30,224,885
			61,962,331
Telecommunication Services - 3.5%
Verizon Communications	710,443		39,941,106
Transportation - 2.5%
Union Pacific	204,521		28,270,938
Utilities - 3.4%
NextEra Energy	134,125		23,313,607
PPL	532,158		15,076,036
			38,389,643
Total Common Stocks (cost $897,679,175)			1,125,701,969

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,671,509)	2.32	7,671,509	[c]	7,671,509
Total Investments (cost $905,350,684)		100.1%		1,133,373,478
Liabilities, Less Cash and Receivables		(.1%)		(1,282,664)
Net Assets		100.0%		1,132,090,814

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2018, the value of the fund’s securities on loan was $40,369,008 and the value of the collateral held by the fund was $40,965,812, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.6
Health Care	18.6
Financials	13.2
Consumer Discretionary	10.3
Industrials	9.0
Communication Services	7.2
Consumer Staples	5.6
Energy	4.2
Utilities	3.4
Materials	3.3
Investment Companies	.7
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/17($)	Purchases($)	Sales($)	Value 12/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	—	26,030,119	26,030,119	—	—	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	13,009,839	142,537,865	147,876,195	7,671,509.7		527,995
Total	13,009,839	168,567,984	173,906,314	7,671,509.7		527,995

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $40,369,008)—Note 1(c):
Unaffiliated issuers	897,679,175	1,125,701,969
Affiliated issuers	7,671,509	7,671,509
Dividends and securities lending income receivable		1,233,110
Receivable for shares of Common Stock subscribed		88,869
Unrealized appreciation on foreign currency transactions		383
Prepaid expenses		19,890
		1,134,715,730
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		706,193
Payable for shares of Common Stock redeemed		1,818,044
Directors fees and expenses payable		6,917
Accrued expenses		93,762
		2,624,916
Net Assets ($)		1,132,090,814
Composition of Net Assets ($):
Paid-in capital		887,670,664
Total distributable earnings (loss)		244,420,150
Net Assets ($)		1,132,090,814
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		108,167,355
Net Asset Value Per Share ($)		10.47

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	20,501,482
Affiliated issuers	527,995
Income from securities lending—Note 1(c)	150,777
Total Income	21,180,254
Expenses:
Management fee—Note 3(a)	8,123,299
Shareholder servicing costs—Note 3(b)	458,398
Professional fees	138,625
Directors’ fees and expenses—Note 3(c)	53,392
Prospectus and shareholders’ reports	36,881
Registration fees	36,258
Loan commitment fees—Note 2	27,884
Custodian fees—Note 3(b)	14,084
Miscellaneous	38,859
Total Expenses	8,927,680
Less—reduction in fees due to earnings credits—Note 3(b)	(69)
Net Expenses	8,927,611
Investment Income—Net	12,252,643
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	91,098,346
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(114,232,314)
Net Realized and Unrealized Gain (Loss) on Investments	(23,133,968)
Net (Decrease) in Net Assets Resulting from Operations	(10,881,325)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017[a]
Operations ($):
Investment income—net	12,252,643	9,688,436
Net realized gain (loss) on investments	91,098,346	68,292,093
Net unrealized appreciation (depreciation) on investments	(114,232,314)	137,449,206
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,881,325)	215,429,735
Distributions ($):
Distributions to shareholders	(96,647,738)	(108,412,288)
Capital Stock Transactions ($):
Net proceeds from shares sold	16,352,496	5,953,240
Distributions reinvested	87,924,981	98,442,920
Cost of shares redeemed	(96,691,524)	(98,237,463)
Increase (Decrease) in Net Assets from Capital Stock Transactions	7,585,953	6,158,697
Total Increase (Decrease) in Net Assets	(99,943,110)	113,176,144
Net Assets ($):
Beginning of Period	1,232,033,924	1,118,857,780
End of Period	1,132,090,814	1,232,033,924
Capital Share Transactions (Shares):
Shares sold	1,355,634	531,308
Shares issued for distributions reinvested	8,273,669	8,776,482
Shares redeemed	(8,176,929)	(8,778,785)
Net Increase (Decrease) in Shares Outstanding	1,452,374	529,005

[a] Distributions to shareholders include $10,596,109 of distributions from net investment income and $97,816,179 distributions from net realized gains. Undistributed investment income—net was $443,667 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.55	10.54	10.68	11.63	11.89
Investment Operations:
Investment income—net[a]	.11	.09	.11	.09	.07
Net realized and unrealized gain (loss) on investments	(.24)	1.97	.67	.16	1.05
Total from Investment Operations	(.13)	2.06	.78	.25	1.12
Distributions:
Dividends from investment income—net	(.12)	(.10)	(.11)	(.09)	(.07)
Dividends from net realized gain on investments	(.83)	(.95)	(.81)	(1.11)	(1.31)
Total Distributions	(.95)	(1.05)	(.92)	(1.20)	(1.38)
Net asset value, end of period	10.47	11.55	10.54	10.68	11.63
Total Return (%)	(1.20)	20.12	7.23	2.08	9.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.75	.76	.75	.75
Ratio of net expenses to average net assets	.71	.75	.76	.75	.75
Ratio of net investment income to average net assets	.98	.82	1.01	.76	.61
Portfolio Turnover Rate	32.16	40.41	68.83	55.82	44.19
Net Assets, end of period ($ x 1,000)	1,132,091	1,232,034	1,118,858	1,454,226	1,519,508

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Common Stocks†	1,125,701,969	-	-	1,125,701,969
Investment Company	7,671,509	-	-	7,671,509

† See Statement of Investments for additional detailed categorizations.

At December 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

NOTES TO FINANCIAL STATEMENTS (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2018, The Bank of New York Mellon earned $26,963 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,367,245, undistributed capital gains $15,245,631 and unrealized appreciation $227,807,274.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2018 and December 31, 2017 were as follows: ordinary income $13,435,663 and $19,684,262, and long-term capital gains $83,212,075 and $88,728,026, respectively.

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility

NOTES TO FINANCIAL STATEMENTS (continued)

provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended December 31, 2018 was .65%.

The Agreement also provides for an expense reimbursement from Dreyfus should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended December 31, 2018, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2018, the fund was charged $327,009 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2018, the fund was charged $14,084 pursuant to the custody agreement. These fees were partially offset by earnings credits of $69.

During the period ended December 31, 2018, the fund was charged $12,774 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $630,323, custodian fees $10,129, Chief Compliance Officer fees $6,289 and transfer agency fees $59,452.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2018, amounted to $391,663,762 and $462,602,227, respectively.

At December 31, 2018, the cost of investments for federal income tax purposes was $905,566,587; accordingly, accumulated net unrealized appreciation on investments was $227,806,891, consisting of $263,163,131 gross unrealized appreciation and $35,356,240 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of The Dreyfus Fund Incorporated

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated (the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 27, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 99.76% of the ordinary dividends paid during the fiscal year ended December 31, 2018 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,963,895 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $.0003 per share as a short-term capital gain distribution and $.0901 per share as a long-term capital gain distribution paid on March 29, 2018 and the fund also reports $.0146 per share as a short-term capital gain distribution and $.7232 per share as a long-term capital gain distribution paid on December 19, 2018.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18-19, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods except the one-year period, when it was above the median, and above the Performance Universe median for all periods except the two- and ten-year periods, when it was below the median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median(s). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other

Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 122

———————

Francine J. Bovich (67)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Isabel P. Dunst (71)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (75)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (69)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (72)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 77

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERs

J. Charles Cardona (63)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (77)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 122 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 147 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 141 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

The Dreyfus Fund Incorporated

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DREVX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0026AR1218

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the " SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,702 in 2017 and $35,222 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,308 in 2017 and $6,939 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,503 in 2017 and $4,482 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, $13,642 in 2017 and $22,653 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,379,272 in 2017 and $53,294,289 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)